   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


Preliminary Term Sheet                             Prepared:  September 20, 1999

                          $268,735,000 (Approximate)
                    Headlands Home Equity Loan Trust 1999-1
              Home Equity Loan Asset-Backed Notes, Series 1999-1

                                    [LOGO]
                                (Note Insurer)

----------------------------------------------------------------------------------------------------------------
                             WAL      Payment                                     Expected
                           (Yrs.)     Window                      Spread/          Rating            Legal Final
Class       Amount (1)      Call    Call (mos)     Benchmark       Coupon       (S&P/Moody's)         Maturity
----------------------------------------------------------------------------------------------------------------

 A-1       $211,693,000     2.75      1 - 80       1 M LIBOR      [ ] bps          AAA/Aaa         September 2025
 A-2        $57,042,000     2.77      1 - 80       1 M LIBOR      [ ] bps          AAA/Aaa         September 2025

Total      $268,735,000
(1) Subject to a plus or minus 10% variance.



Underwriter:                   Greenwich Capital Markets, Inc.

Seller & Servicer:             Headlands Mortgage Company ("Headlands" or the
                               "Company").

Sponsor:                       Headlands Mortgage Securities, Inc.

Note Insurer:                  Ambac Assurance Corporation.

Indenture Trustee:             First National Bank of Chicago.

Owner Trustee:                 Wilmington Trust Company.

Federal Tax Status:            It is anticipated that the Class A-1 and the
                               Class A-2 Notes (the "Notes") will be treated as debt instruments for federal income tax purposes.

Registration:                  The Notes will be available in book-entry form
                               through DTC.

Expected Pricing Date:         On or about September 23, 1999.

Expected Closing Date:         On or about September 29, 1999.

Expected Settlement Date:      On or about September 29, 1999.

Cut-off Date:                  The close of business on September 15, 1999.


Greenwich Capital
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                                      1

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


Interest Accrual Period:

                                 The interest accrual period with respect to the Class A-1 and Class A-2 Notes for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

Distribution Dates:              The 15th day of each month (or the next
                                 succeeding business day), beginning October
                                 15, 1999.

Credit Enhancement:              Excess Interest, Overcollateralization, Cross
                                 Collateralization, the Reserve Fund and a surety wrap to be provided by Ambac Assurance
                                 Corporation ("Ambac").

ERISA Eligibility:               The Notes are expected to be ERISA eligible.
                                 Prospective investors must review the
                                 Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:                 The Notes will not constitute "mortgage
                                 related securities" for purposes of SMMEA.

Optional Termination:            10% optional termination provision. If the
                                 optional termination is not exercised, the Class A-1 and Class A-2 margin will each double.

Prepayment Assumption:           40% CPR, 20% Draw Rate on the HELOCs
                                 30% CPR on the Closed-End Seconds.

Mortgage Loans:                  As of the Cut-off Date, the aggregate
                                 principal balance of the Mortgage Loans will be approximately $270,767,162, of which: (i) approximately $213,293,227 will be in Group I
                                 (the "Group I Mortgage Loans") and (ii)
                                 approximately $57,473,935 will be in Group II
                                 (the "Group II Mortgage Loans" and together with the Group I Mortgage Loans, the
                                 "Mortgage Loans").

Group I Mortgage Loans:          The Group I Mortgage Loans will consist of
                                 $186,294,677 of adjustable-rate home equity revolving credit line loans (the "Group I
                                 HELOCs") made under certain home equity
                                 revolving credit line loan agreements and $26,998,550 of fixed-rate closed-end second lien home equity loans (the "Group I
                                 Closed-End Seconds").

Group II Mortgage Loans:         The Group II Mortgage Loans will consist of
                                 $52,387,942 adjustable-rate home equity
                                 revolving credit line loans (the "Group II
                                 HELOCs") made under certain home equity
                                 revolving credit line loan agreements and $5,085,993 of fixed-rate closed-end second lien home equity loans (the "Group II
                                 Closed-End Seconds").

Group I HELOC
Amortization:                   Approximately 75.22% of the Group I HELOCs have
                                5 year draw periods followed by a 10 year amortization period, while the remaining 24.78%
                                have a 15 year draw period followed by a 10 year amortization period. Each outstanding
                                Group I HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period. Each Group I
                                HELOC interest rate continues to adjust (on the first of each month) over the life of the loan.

Group I Closed-end
Second Amortization:            Fully amortizing and balloons.



Greenwich Capital
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


Group I
HELOC Interest Rates:            100% Prime-based, monthly re-setting Group I
                                 HELOCs. Substantially all of the Group I
                                 HELOCs are teased for 3 months from
                                 origination and adjust thereafter. The
                                 weighted average margin on the Group I HELOCs as of the Cut-off Date is approximately
                                 3.321%, with the margins ranging from -1.000% to 7.000%. Substantially all of the Group I
                                 HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

Group I Closed-end
Second Interest Rates:           100% Fixed Rate.

Group II HELOC
Amortization:                    Approximately 71.49% of the Group II HELOCs
                                 have 5 year draw periods followed by a 10 year amortization period, while the remaining
                                 28.51% have a 15 year draw period followed by a 10 year amortization period. Each outstanding Group II HELOC principal balance is fixed at the end of the draw period, and then amortized over the subsequent 10 year period. Each Group II HELOC interest rate continues to adjust (on the first of each month) over the life of the loan.

Group II Closed-end
Second Amortization:             Fully amortizing and balloons.

Group II
HELOC Interest Rates:            100% Prime-based, monthly re-setting Group II
                                 HELOCs. Substantially all of the Group II
                                 HELOCs are teased for 3 months from
                                 origination and adjust thereafter. The
                                 weighted average margin on the Group II
                                 HELOCs as of the Cut-off Date is 2.982%, with the margins ranging from 0.000% to 6.250%.
                                 Substantially all of the Group II HELOCs have a maximum interest rate of 18% or higher, with no periodic caps.

Group II Closed-end
Second Interest Rates:           100% Fixed Rate.


The Trust

Headlands Home Equity
Loan Trust 1999-1:               The Headlands Home Equity Loan Trust 1999-1
                                 (the "Trust") will issue the Class A-1 and Class A-2 Notes. The Class A-1 Notes are supported by the Group I Mortgage Loans. As of the Closing Date, the Class A-1 Notes will represent 99.25% of the mortgage loan balance of the Group I Mortgage Loans as of the Cut-off Date. The Class A-2 Notes are supported by the Group II Mortgage Loans. As of the Closing Date, the Class A-2 Notes will represent 99.25% of the mortgage loan balance of the Group II Mortgage Loans as of the Cut-off Date.

                                 The property of the Trust, as of the Closing
                                 Date, will consist primarily of the Group I
                                 Mortgage Loans and the Group II Mortgage
                                 Loans, the Surety Policies and the Reserve
                                 Fund.


Greenwich Capital
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.

The Notes

Class A-1 Notes:                 The Class A-1 Notes will initially evidence
                                 approximately 99.25% of the Group I Mortgage
                                 Loan Balance as of the Cut-off Date. The
                                 Class A-1 Notes receive distributions of principal in the manner described below. The
                                 Class A-1 Notes will receive interest on each Distribution Date based on a variable rate described more fully below.

Class A-2 Notes:                 The Class A-2 Notes will initially evidence
                                 approximately 99.25% of the Group II Mortgage
                                 Loan Balance as of the Cut-off Date. The
                                 Class A-2 Notes receive distributions of principal in the manner described below. The
                                 Class A-2 Notes will receive interest on each Distribution Date based on a variable rate described more fully below.

Credit Enhancement

Credit Enhancement:              The Noteholders will have the benefit of the
                                 following credit enhancement;


                                    (a) Excess Interest Collections (described
                                        below);

                                    (b) the Overcollateralization Amount
                                        (described below);

                                    (c) Cross Collateralization (described
                                        below);

                                    (d) the Surety Policies (described below);

                                    (e) the Reserve Fund (described below).

Excess
Interest Collections:          For each class of Notes, the related interest
                               collections minus the sum of (i) the related
                               Class A Note Interest Paid; (ii) the related
                               Servicing Fee Paid; (iii) the related Premium
                               Paid to Ambac and any unreimbursed draws on the Policy; and (iv) the related Trustee Fees Paid.

Class A-1
Overcollateralization
Amount: The Class A-1 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-1 Accelerated Principal Distribution Amounts") up to 3.50% of the Group I Mortgage Loan Balance as of the Cut-off Date (the "Class A-1 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-1 Notes relative to the underlying Group I Mortgage Loans. On any Distribution Date, the Class A-1 Overcollateralization Amount will be the amount by which the Group I Mortgage Loan Balance exceeds the Class A-1 Note Principal Balance. On any Distribution Date on which the Group I Mortgage Loan Balance does not exceed the Class A-1 Note Principal Balance by the Class A-1 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-1 Noteholders to increase the Class A-1 Overcollateralization Amount to the Class A-1 Required Overcollateralization Amount.


Greenwich Capital
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


Class A-2
Overcollateralization
Amount: The Class A-2 Noteholders will be entitled to receive distributions of Excess Interest Collections as principal ("Class A-2 Accelerated Principal Distribution Amounts") up to 3.50% of the Group II Mortgage Loan Balance as of the Cut-off Date (the "Class A-2 Required Overcollateralization Amount"). This distribution of interest as principal will have the effect of accelerating the Class A-2 Notes relative to the underlying Group II Mortgage Loans. On any Distribution Date, the Class A-2 Overcollateralization Amount will be the amount by which the Group II Mortgage Loan Balance exceeds the Class A-2 Note Principal Balance. On any Distribution Date on which the Group II Mortgage Loan Balance does not exceed the Class A-2 Note Principal Balance by the Class A-2 Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Class A-2 Noteholders to increase the Class A-2 Overcollateralization Amount to the Class A-2 Required Overcollateralization Amount.

Cross Collateralization:         After paying the "OC Deficit" (the amount by
                                 which the Note Principal Balance exceeds the related Group Mortgage Loan Balance) on the related class of Notes from the related
                                 Excess Interest Collections, any remaining amounts will be used (i) to pay accrued and unpaid interest to the other unrelated class of Notes; (ii) to pay the OC Deficit on the unrelated class of Notes (iii) to pay unreimbursed draws on the Policy with respect to the unrelated class of Notes; (iv) to increase the Overcollateralization Amount on the related mortgage loan group to the Required Overcollateralization Amount and (v) to fund the Reserve Fund up to the Reserve
                                 Fund Target Amount.

The Surety Policies:             Ambac Assurance Corporation will issue a note
                                 insurance policy with respect to each Class of Notes which will guarantee timely interest and ultimate repayment of principal to the Noteholders.

 Reserve Fund:                   The Reserve Fund will initially be $0 on the
                                 Closing Date and then will be funded on each Distribution Date up to the Reserve Fund
                                 Target Amount. The "Reserve Fund Target
                                 Amount" will be equal to the sum of (i) the amount by which the Class A-1
                                 Overcollateralization Amount is less than the Class A-1 Required Overcollateralization
                                 Amount; and (ii) the amount by which the Class A-2 Overcollateralization Amount is less than the Class A-2 Required
                                 Overcollateralization Amount. The Reserve
                                 Fund may be used to fund interest shortfalls and OC Deficits on both classes of Notes.

Stepdown Date:                   On or after the Distribution Date occurring
                                 in January 2003, the required targets for the Class A-1 Overcollateralization and the Class
                                 A-2 Overcollateralization will each be
                                 allowed to step down to 7.00% of the mortgage loan balance of the related mortgage loan group as of the end of the related Collection
                                 Period, subject to a floor of 0.50% of the related group mortgage loan balance as of the Cut-off Date.



Greenwich Capital
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                                      5

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


Distributions on the Class A-1 and Class A-2 Notes

Principal Distributions

Managed Am. Period:              The Managed Amortization Period will begin on
                                 the Closing Date and end on the Distribution
                                 Date occurring in September 2004 or earlier upon the occurrence of a Rapid Amortization
                                 Event (as described below). During the
                                 Managed Amortization Period, the Class A-1 and Class A-2 Noteholders will receive (a) the lesser of (i) the related Maximum
                                 Principal Payment (as defined herein) and
                                 (ii) the related Alternative Principal
                                 Payment (as defined herein) minus (b) the related Overcollateralization Reduction
                                 Amount (as defined herein). The related
                                 "Overcollateralization Reduction Amount" is the amount by which the related
                                 Overcollateralization Amount exceeds the related Required Overcollateralization
                                 Amount. The "Maximum Principal Payment" is equal to 100% of the related principal collections for such Distribution Date. The
                                 "Alternative Principal Payment" is equal to the amount (not less than zero) of related principal collections for such Distribution
                                 Date less the aggregate of related additional draws on existing Trust HELOCs created during such Distribution Date.

Rapid Am. Period:                Commencing no later than the Distribution
                                 Date occurring in October 2004 (or earlier, upon the occurrence of a Rapid Amortization
                                 Event (as described below)), the Class A-1 and Class A-2 Noteholders will receive (a) the lesser of (i) the related Maximum
                                 Principal Payment and (ii) the then
                                 outstanding related Note Principal Balance minus (b) the related Overcollateralization
                                 Reduction Amount.

Rapid Am. Event:                 Any of the following events described below:

                                     a)     failure on the part of the
                                            Company, the Servicer or the
                                            Sponsor (i) to make a payment or
                                            deposit required under the Sale
                                            and Servicing Agreement or the
                                            Insurance Agreement within two
                                            Business Days after notification
                                            that such payment or deposit is
                                            required to be made or (ii) to
                                            observe or perform in any material
                                            respect any other covenants or
                                            agreements of the Company, the
                                            Servicer or of the Sponsor set
                                            forth in the Sale and Servicing
                                            Agreement or the Insurance
                                            Agreement or the Indenture, which
                                            failure continues unremedied for a
                                            period of 60 days after written
                                            notice;

                                     b)     any representation or warranty
                                            made by the Company, the Servicer
                                            or the Sponsor in the Sale and
                                            Servicing Agreement or the
                                            Insurance Agreement or the
                                            Indenture proves to have been
                                            incorrect in any material respect
                                            when made and continues to be
                                            incorrect in any material respect
                                            for a period of 60 days after
                                            written notice and as a result of
                                            which the interests of the
                                            Noteholders or the Insurer are
                                            materially and adversely affected;
                                            provided, however, that a Rapid
                                            Amortization Event shall not be
                                            deemed to occur if the Company,
                                            the Servicer or the Sponsor has
                                            purchased the related Mortgage
                                            Loan or Mortgage Loans if
                                            applicable during such period (or
                                            within an additional 60 days with
                                            the consent of the Indenture
                                            Trustee and the Insurer) in
                                            accordance with the provisions of
                                            the Indenture;



Greenwich Capital
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                                      6

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


                                     c)     the occurrence of certain events
                                            of bankruptcy, insolvency or
                                            receivership relating to the
                                            Company, the Sponsor or relating
                                            to the Trust;

                                     d)     the Trust becomes subject to
                                            regulation by the Securities and
                                            Exchange Commission as an
                                            investment company within the
                                            meaning of the Investment Company
                                            Act of 1940, as amended;

                                     e)     the aggregate of all draws related
                                            to the Class A-1 and Class A-2
                                            Notes under the Policy exceeds 1%
                                            of the sum of the Group I Mortgage
                                            Loan Balance and Group II Mortgage
                                            Loan Balance as of the Cut-off
                                            Date;

                                     f)     the default in payment of any
                                            interest, principal, or any
                                            installment of principal on a
                                            Class A-1 Note or Class A-2 Note
                                            when the same becomes due and
                                            payable, if such default shall
                                            continue for a period of five
                                            days;

                                     g)     a Servicer Termination Delinquency
                                            Rate Trigger or Servicer
                                            Termination Loss Trigger, as those
                                            terms are defined in the Insurance
                                            Agreement, has occurred and is
                                            continuing.



Interest Distributions

Interest Distributions:          Interest will be distributed on the Class A-1
                                 Noteholders at a rate equal to the lesser of
                                 (a) One Month LIBOR plus a margin of [ ] basis points based on the actual number of days elapsed since the prior Distribution
                                 Date (or in the case of the first
                                 Distribution Date, from the Closing Date) and
                                 (b) the related Maximum Rate. Interest will be distributed on the Class A-2 Noteholders at a rate equal to the lesser of (a) One
                                 Month LIBOR plus a margin of [ ] basis points based on the actual number of days elapsed since the prior Distribution Date (or in the case of the first Distribution Date, from the Closing Date) and (b) the related Maximum
                                 Rate. The margin on each Class of Notes will double if the optional termination is not exercised.

                                 The "Maximum Rate" is equal to the lesser of
                                 (x) the weighted average of the loan rates minus (i) the Servicing Fee Rate, (ii) the Insurance Premium Fee Rate; (iii) a spread carveout of 0.50% per annum and (iv) the Indenture and Owner Trustee Fee Rates (the spread carveout and the three fees in total are expected to be approximately 1.19%) and
                                 (y) [15.50%]. Should the Noteholders receive an interest amount based on clause (b) above (creating a "Deferred Interest Amount"), future remaining interest amounts to be distributed will first be allocated to Noteholders accrued interest due and any overdue accrued interest (with interest), then Deferred Interest (with interest). In no event are Deferred Interest Amounts rated by the Rating Agencies or guaranteed under the Policy.


Greenwich Capital
------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

    This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


The Seller and Servicer

The Company was incorporated in California and commenced its mortgage banking business in 1986. On February 10, 1998 the Company sold 8 million shares offered at $12 per share through an initial pubic offering (Symbol "HDLD" listed on the Nasdaq).

Prior to July 1, 1993, the Company's originated mortgage loans were funded by, and in the name of, First California Mortgage Company ("FCMC"). On July 1, 1993, the Company began originating mortgage loans in its own name as an authorized seller/servicer with FCMC acting as subservicer for the Company with respect to newly originated mortgage loans. By February 1994, the Company's Servicing Center became operational, and all of the servicing functions were transferred from FCMC to the Servicing Center by June, 1994.

The Company has 11 wholesale branches and a network of approximately 5,060 mortgage brokers. In addition, the Company initiated its correspondent and retail lending divisions in 1994 to access new mortgage loan origination markets.

On December 8, 1998, Greenpoint Financial Corp. reached a definitive agreement to acquire the Company in a stock transaction worth about $473 million. On March 30, 1999, Greenpoint Financial Corp. completed the acquisition of Headlands Mortgage Company. The acquisition was accounted for as a tax-free pooling of interests, with 0.62 shares of Greenpont Financial Corp. stock being exchanged for each share of Headlands stock. Headlands currently operates as a unit of Greenpoint Bank.

GreenPoint Financial Corp. (NYSE: GPT) is a leading national specialty home finance company with three principal subsidiaries. GreenPoint Mortgage, a national mortgage banking company headquartered in Charlotte, is a leading national lender in no-documentation residential mortgages. GreenPoint Credit, headquartered in San Diego, is the second largest lender nationally in the manufactured housing finance industry. GreenPoint Bank, a New York State chartered savings bank, has $10.9 billion in deposits in 73 branches serving more than 400,000 households in the Greater New York City area.


Greenwich Capital
------------------------------------------------------------------------------

                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                   CLASS A-1

                             Settlement           09/29/99
                          Class Balance       $211,693,000
                           Accrued Date           09/29/99
                         Next Pymt Date           10/15/99
                       Accrued Int Days                  0
                           Cleanup Call                 No
                              Draw Rate                20%

------------------------------------------------------------------------------------------------------------------------
Flat        HELOCS         20% CPR             30% CPR             40% CPR            45% CPR             50% CPR
Price      2nds            10% CPR             20% CPR             30% CPR            40% CPR             50% CPR
------------------------------------------------------------------------------------------------------------------------

   100-00                    0.353              0.361                0.364              0.366              0.369
------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                    8.48               4.71                 2.91               2.32               1.87
 MDUR (yr)                   6.25               3.77                 2.47               2.01               1.65
 First Prin Pay            10/15/99           10/15/99             10/15/99           10/15/99           10/15/99
 Last Prin Pay             11/15/16           11/15/16             05/15/12           06/15/10           12/15/08
------------------------------------------------------------------------------------------------------------------------






                                        CLASS A-1

                              Settlement             09/29/99
                           Class Balance         $211,693,000
                            Accrued Date             09/29/99
                          Next Pymt Date             10/15/99
                        Accrued Int Days                    0
                            Cleanup Call                  Yes
                               Draw Rate                  20%



-------------------------------------------------------------------------------------------------------------------------
Flat        HELOCS         20% CPR             30% CPR              40% CPR             45% CPR            50% CPR
Price      2nds            10% CPR             20% CPR              30% CPR             40% CPR            50% CPR
-------------------------------------------------------------------------------------------------------------------------
   100-00                    0.350              0.350                 0.350               0.350              0.350
-------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                    8.33               4.47                  2.75                2.18               1.74
 MDUR (yr)                   6.19               3.65                  2.36                1.92               1.56
 First Prin Pay            10/15/99           10/15/99              10/15/99            10/15/99           10/15/99
 Last Prin Pay             09/15/14           03/15/09              05/15/06            05/15/05           06/15/04
-------------------------------------------------------------------------------------------------------------------------




"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                         CLASS A-2

                             Settlement            09/29/99
                          Class Balance         $57,042,000
                           Accrued Date            09/29/99
                         Next Pymt Date            10/15/99
                       Accrued Int Days                   0
                           Cleanup Call                  No
                              Draw Rate                 20%


------------------------------------------------------------------------------------------------------------------------
Flat        HELOCS         20% CPR             30% CPR              40% CPR            45% CPR            50% CPR
Price      2nds            10% CPR             20% CPR              30% CPR            40% CPR            50% CPR
------------------------------------------------------------------------------------------------------------------------
   100-00                    0.374               0.382               0.385               0.386              0.389
------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                    8.63                4.76                2.94                2.35               1.90
 MDUR (yr)                   6.34                3.80                2.48                2.03               1.68
 First Prin Pay            10/15/99            10/15/99            10/15/99            10/15/99           10/15/99
 Last Prin Pay             03/15/17            03/15/17            06/15/12            06/15/10           12/15/08
------------------------------------------------------------------------------------------------------------------------





                                         CLASS A-2

                              Settlement             09/29/99
                           Class Balance          $57,042,000
                            Accrued Date             09/29/99
                          Next Pymt Date             10/15/99
                        Accrued Int Days                    0
                            Cleanup Call                    Yes
                               Draw Rate                   20%


------------------------------------------------------------------------------------------------------------------------
Flat        HELOCS         20% CPR             30% CPR             40% CPR             45% CPR            50% CPR
Price      2nds            10% CPR             20% CPR             30% CPR             40% CPR            50% CPR
------------------------------------------------------------------------------------------------------------------------
   100-00                    0.370              0.370                0.370               0.370              0.370
------------------------------------------------------------------------------------------------------------------------
 WAL (yr)                    8.46               4.52                 2.77                2.21               1.78
 MDUR (yr)                   6.28               3.68                 2.38                1.94               1.59
 First Prin Pay            10/15/99           10/15/99             10/15/99            10/15/99           10/15/99
 Last Prin Pay             10/15/14           03/15/09             05/15/06            06/15/05           07/15/04
------------------------------------------------------------------------------------------------------------------------



"Full Price" = "Flat Price" + Accrued Interest.
Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

HEADLANDS HOME EQUITY LOAN TRUST 1999-1
09/15/99 Balances

POOL:        Conforming
LOAN TYPE:   Closed-end Seconds& HELOCS

TOTAL CURRENT BALANCE:  $    213,293,227.33
TOTAL FIRST MORT BALANCE:$  1,356,097,210.54

NUMBER OF LOANS:  5,842

AVERAGE CURRENT BALANCE:$     37,651.06     RANGE:  $0.00 - $    180,000.00
AVERAGE FIRST MORT BALANCE:$    234,011.60  RANGE:  $0.00 - $  1,980,000.00

AVERAGE COLLATERAL VALUE:$    337,236.59    RANGE:  $13,000.00 - $ 3,500,000.00

WEIGHTED AVERAGE GROSS COUPON:8.7958 %      RANGE: 5.8750  -  14.2500 %

WEIGHTED AVERAGE MARGIN (HELOC ONLY):       3.3209 % RANGE: -1.0000  - 7.0000 %
WEIGHTED AVERAGE MAX INT RATE (HELOC ONLY):18.0003 % RANGE:18.0000  - 24.0000 %

WEIGHTED AVERAGE NEXT RESET (HELOC ONLY):  3 mths    RANGE: 2  -   7 mths

WEIGHTED AVERAGE COMBINED LTV:86.30 %       RANGE:  4.55  -  100.00 %

WEIGHTED AVERAGE FICO SCORE:  694.39        RANGE:  0.00  - 819.00

WEIGHTED AVERAGE ORIGINAL TERM:         205.66 mths  RANGE:180.00  - 300.00 mths
WEIGHTED AVERAGE DRAW TERM (HELOC ONLY): 89.74 mths  RANGE: 60.00  - 180.00 mths
WEIGHTED AVERAGE REMAINING TERM:        202.37 mths  RANGE:163.00  - 300.00 mths
WEIGHTED AVERAGE SEASONING:               3.29 mths  RANGE:  0.00  -  21.00 mths


TOP STATE CONCENTRATIONS($):78.43 % California, 3.24 % Washington,2.65 % Oregon MAXIMUM ZIP CODE CONCENTRATION ($): 0.83 % 94941 (Muir Woods, CA)


FIRST PAY DATE:              Feb 25, 1998  -  Oct 25, 1999
MATURE DATE:                 Apr 25, 2013  -  Aug 25, 2024
RATE ADJ. DATE (HELOC ONLY): Oct 25, 1999  -  Mar 01, 2000



                       CURRENT
                       PRINCIPAL BALANCE        PCT($)    # OF LOANS    PCT(#)
LOAN TYPE:
HELOCS                 186,294,677.36            87.34        5,125      87.73
Closed-end Seconds      26,998,549.97            12.66          717      12.27



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT BALANCE:
 Less Than =         0.00              0.00       0.00          177       3.03
     0.01  -    10,000.00      2,370,463.19       1.11          465       7.96
10,000.01  -    20,000.00     14,766,792.84       6.92          951      16.28
20,000.01  -    30,000.00     29,528,653.80      13.84        1,170      20.03
30,000.01  -    40,000.00     33,684,038.50      15.79          961      16.45
40,000.01  -    50,000.00     43,625,196.66      20.45          942      16.12
50,000.01  -    60,000.00     17,010,496.98       7.98          306       5.24
60,000.01  -    70,000.00     15,480,659.30       7.26          238       4.07
70,000.01  -    80,000.00     14,997,828.82       7.03          199       3.41
80,000.01  -    90,000.00     10,669,042.09       5.00          125       2.14
90,000.01  -   100,000.00     23,752,158.36      11.14          244       4.18
           >   100,000.00      7,407,896.79       3.47           64       1.10


COLLATERAL VALUE:
13,000  -      100,000         3,589,177.54       1.68          226       3.87
100,001  -     200,000        36,910,630.24      17.31        1,510      25.85
200,001  -     300,000        51,215,345.84      24.01        1,512      25.88
300,001  -     400,000        43,104,793.32      20.21        1,054      18.04
400,001  -     500,000        27,500,069.94      12.89          605      10.36
500,001  -     600,000        18,220,540.76       8.54          369       6.32
600,001  -     700,000        10,998,489.01       5.16          194       3.32
700,001  -     800,000         8,751,989.21       4.10          139       2.38
800,001  -     900,000         4,383,721.51       2.06           79       1.35
900,001  -   1,000,000         2,602,521.05       1.22           51       0.87
1,000,001  - 1,100,000         1,211,836.09       0.57           18       0.31
1,100,001  - 1,200,000         1,408,385.91       0.66           22       0.38
1,200,001  - 1,300,000         1,332,540.60       0.62           21       0.36
1,300,001  - 1,400,000           571,567.42       0.27            9       0.15
1,400,001  - 1,500,000           357,963.13       0.17           11       0.19
Greater Than 1,500,000         1,133,655.76       0.53           22       0.38


LOAN RATE:
 5.88  -  6.00                97,990,373.06      45.94        2,710      46.39
 6.51  -  7.00                   919,299.19       0.43           25       0.43
 7.51  -  8.00                   635,562.28       0.30           22       0.38
 8.01  -  8.50                 2,066,207.19       0.97           74       1.27
 8.51  -  9.00                 4,443,299.17       2.08          125       2.14
 9.01  -  9.50                 4,802,813.22       2.25          133       2.28
 9.51  - 10.00                 6,507,297.46       3.05          188       3.22
10.01  - 10.50                12,870,522.12       6.03          321       5.49
10.51  - 11.00                11,532,731.79       5.41          316       5.41
11.01  - 11.50                18,462,554.84       8.66          561       9.60
11.51  - 12.00                16,849,695.59       7.90          409       7.00
12.01  - 12.50                17,321,661.68       8.12          479       8.20
12.51  - 13.00                15,850,343.98       7.43          401       6.86
13.01  - 13.50                 2,552,951.32       1.20           63       1.08
13.51  - 14.00                   315,355.12       0.15           11       0.19
14.01  - 14.25                   172,559.32       0.08            4       0.07



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MARGIN (HELOC ONLY):
Less Than =  0.50              8,527,631.84       4.58          328       6.40
0.51  -  1.00                  9,449,614.71       5.07          300       5.85
1.01  -  1.50                  5,835,304.32       3.13          164       3.20
1.51  -  2.00                  7,885,878.50       4.23          246       4.80
2.01  -  2.50                 22,594,723.65      12.13          553      10.79
2.51  -  3.00                 15,525,879.58       8.33          423       8.25
3.01  -  3.50                 24,109,662.72      12.94          741      14.46
3.51  -  4.00                 23,943,415.37      12.85          628      12.25
4.01  -  4.50                 31,393,668.58      16.85          855      16.68
4.51  -  5.00                 30,117,622.64      16.17          730      14.24
5.01  -  5.50                  5,476,512.35       2.94          121       2.36
5.51  -  6.00                  1,144,303.05       0.61           31       0.60
6.01  -  6.50                    152,161.02       0.08            3       0.06
6.51  -  7.00                    138,299.03       0.07            2       0.04


MAX INT RATE (HELOC ONLY):
18.00                        186,283,859.98      99.99        5,124      99.98
24.00                             10,817.38       0.01            1       0.02


NEXT RESET (HELOC ONLY):
2                            103,954,142.42      55.80        2,816      54.95
3                             26,605,389.61      14.28          728      14.20
4                             37,267,704.10      20.00        1,027      20.04
5                             18,331,923.24       9.84          551      10.75
6                                109,817.99       0.06            2       0.04
7                                 25,700.00       0.01            1       0.02


COMBINED LTV:
Less Than = 10.00                157,557.41       0.07            3       0.05
10.01  -  20.00                  326,461.90       0.15           11       0.19
20.01  -  30.00                  588,734.91       0.28           18       0.31
30.01  -  40.00                1,385,430.43       0.65           39       0.67
40.01  -  50.00                1,479,547.08       0.69           46       0.79
50.01  -  60.00                3,775,401.30       1.77          107       1.83
60.01  -  70.00                8,441,334.99       3.96          226       3.87
70.01  -  80.00               38,256,143.78      17.94          934      15.99
80.01  -  90.00               86,820,555.78      40.70        2,587      44.28
90.01  - 100.00               72,062,059.75      33.79        1,871      32.03


FICO SCORE:
Less Than =   0                  591,007.72       0.28           19       0.33
551  - 600                       589,051.56       0.28           15       0.26
601  - 650                    25,058,700.20      11.75          701      12.00
651  - 700                   102,495,018.53      48.05        2,626      44.95
701  - 750                    63,741,225.53      29.88        1,814      31.05
751  - 800                    20,236,464.06       9.49          652      11.16
801  - 819                       581,759.73       0.27           15       0.26



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

ORIGINAL TERM:
180                          167,691,980.52      78.62        4,476      76.62
300                           45,601,246.81      21.38        1,366      23.38


DRAW TERM (HELOC ONLY):
60                           140,131,322.50      75.22        3,738      72.94
180                           46,163,354.86      24.78        1,387      27.06


REMAINING TERM:
163  - 164                         9,694.85       0.00            1       0.02
165  - 170                       757,224.31       0.36           25       0.43
171  - 176                    63,686,428.60      29.86        1,698      29.07
177  - 182                   103,238,632.76      48.40        2,752      47.11
279  - 284                        50,226.04       0.02            1       0.02
285  - 290                       368,723.05       0.17           18       0.31
291  - 296                    19,854,160.66       9.31          566       9.69
297  - 300                    25,328,137.06      11.87          781      13.37


SEASONING:
Less Than =    0              22,102,876.92      10.36          577       9.88
 1  -   3                    106,463,892.90      49.91        2,956      50.60
 4  -   6                     53,679,546.78      25.17        1,428      24.44
 7  -   9                     29,861,042.48      14.00          836      14.31
10  -  12                      1,054,304.15       0.49           41       0.70
13  -  15                         71,643.21       0.03            2       0.03
16  -  18                          9,694.85       0.00            1       0.02
19  -  21                         50,226.04       0.02            1       0.02


DELINQUENT:
Current                      212,992,631.72      99.86        5,837      99.91
Delinquent:30 Days               300,595.61       0.14            5       0.09


INDEX:
Prime Rate                   186,294,677.36      87.34        5,125      87.73
Fixed Rate                    26,998,549.97      12.66          717      12.27


AMORTIZATION:
Fully Amortizing             201,473,573.22      94.46        5,566      95.28
Balloon                       11,819,654.11       5.54          276       4.72


PROPERTY TYPE:
Single Family                150,669,714.75      70.64        4,131      70.71
PUD                           31,607,779.86      14.82          789      13.51
Condominium                   16,929,857.00       7.94          528       9.04
2 Units                        8,789,171.49       4.12          244       4.18
3 Units                        3,067,057.23       1.44           76       1.30
4 Units                        2,229,647.00       1.05           74       1.27


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

PURPOSE:
Cash Out Refinance           151,667,427.95      71.11        4,028      68.95
Purchase                      50,348,564.46      23.61        1,466      25.09
Rate/Term Refinance           11,277,234.92       5.29          348       5.96

OCCUPANCY:
Primary                      205,627,273.29      96.41        5,551      95.02
Non-owner                      6,793,644.91       3.19          263       4.50
Second Home                      872,309.13       0.41           28       0.48

DOCUMENTATION:
Full Documentation            97,978,402.24      45.94        2,807      48.05
No Employment/Income          96,231,432.04      45.12        2,525      43.22
EZ Documentation               9,954,308.07       4.67          267       4.57
No Ratio                       9,129,084.98       4.28          243       4.16


STATE:
Arizona                        4,944,878.92       2.32          171       2.93
California                   167,277,899.18      78.43        4,348      74.43
Colorado                       4,099,306.07       1.92          138       2.36
Connecticut                       87,529.31       0.04            6       0.10
Delaware                         198,008.02       0.09            2       0.03
District of Columbia             242,824.19       0.11            5       0.09
Florida                        2,341,697.59       1.10           96       1.64
Georgia                          729,019.70       0.34           25       0.43
Idaho                          1,418,071.14       0.66           51       0.87
Illinois                         528,599.60       0.25           14       0.24
Kansas                            30,908.68       0.01            2       0.03
Kentucky                          89,843.38       0.04            3       0.05
Louisiana                         14,232.29       0.01            1       0.02
Maine                             24,470.94       0.01            1       0.02
Maryland                       1,688,986.80       0.79           51       0.87
Massachusetts                  2,322,104.61       1.09           79       1.35
Michigan                         241,922.23       0.11            9       0.15
Minnesota                         28,950.34       0.01            1       0.02
Missouri                          40,000.00       0.02            1       0.02
Montana                          521,452.07       0.24           15       0.26
Nevada                         3,122,978.47       1.46          108       1.85
New Hampshire                     95,634.60       0.04            4       0.07
New Jersey                       986,263.09       0.46           29       0.50
New Mexico                     1,099,613.41       0.52           50       0.86
New York                         584,655.63       0.27           15       0.26
North Carolina                    85,926.20       0.04            3       0.05
Ohio                              15,696.08       0.01            1       0.02
Oregon                         5,656,890.08       2.65          168       2.88
Pennsylvania                     479,757.39       0.22           16       0.27
Rhode Island                      69,734.42       0.03            3       0.05
South Carolina                   146,339.40       0.07            5       0.09
Tennessee                         48,125.89       0.02            1       0.02
Utah                           3,690,013.64       1.73          137       2.35
Virginia                       3,238,021.13       1.52           84       1.44
Washington                     6,916,014.39       3.24          192       3.29
Wyoming                          186,858.45       0.09            7       0.12



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

HEADLANDS HOME EQUITY LOAN TRUST 1999-1
09/15/99 Balances

POOL:     Non Conforming
LOAN TYPE:Closed-end Seconds& HELOCS

TOTAL CURRENT BALANCE:$     57,473,934.61

TOTAL FIRST MORT BALANCE:$    203,762,185.60

NUMBER OF LOANS:         504

AVERAGE CURRENT BALANCE: $    114,718.43   RANGE:  $ 0.00 - $    496,354.47
AVERAGE FIRST MORT BALANCE:$    410,810.86 RANGE:  $ 0.00 - $  3,878,886.00

AVERAGE COLLATERAL VALUE:  $    685,958.52 RANGE:  $ 57,353.00 - $5,650,000.00

WEIGHTED AVERAGE GROSS COUPON:  8.2448 %   RANGE:  5.8750  -  13.7500 %

WEIGHTED AVERAGE MARGIN (HELOC ONLY): 2.9818 %       RANGE:0.0000  -  6.2500 %
WEIGHTED AVERAGE MAX INT RATE (HELOC ONLY):18.0000 % RANGE:18.0000  -18.0000 %

WEIGHTED AVERAGE NEXT RESET (HELOC ONLY): 3 months   RANGE: 2  -  5 months

WEIGHTED AVERAGE COMBINED LTV: 79.36 %     RANGE: 27.78  -  100.00 %

WEIGHTED AVERAGE FICO SCORE:  700.28       RANGE:  0.00  -  796.00

WEIGHTED AVERAGE ORIGINAL TERM:         210.44 mths RANGE:180.00  - 300.00 mths
WEIGHTED AVERAGE DRAW TERM (HELOC ONLY): 94.21 mths RANGE: 60.00  - 180.00 mths
WEIGHTED AVERAGE REMAINING TERM:        207.45 mths RANGE:169.00  - 299.00 mths
WEIGHTED AVERAGE SEASONING:               2.99 mths RANGE:  0.00  -  11.00 mths


TOP STATE CONCENTRATIONS($):89.96%California,1.28 % Massachusetts,
                            1.03% Colorado
MAXIMUM ZIP CODE CONCENTRATION ($):3.49 % 90210 (Beverly Hills, CA)


FIRST PAY DATE:              Nov 25, 1998  -  Oct 25, 1999
MATURE DATE:                 Sep 25, 2013  -  Aug 25, 2024
RATE ADJ. DATE (HELOC ONLY): Oct 25, 1999  -  Jan 25, 2000


                              CURRENT
                           PRINCIPAL BALANCE      PCT($)    # OF LOANS    PCT(#)
LOAN TYPE:
HELOCS                         52,387,942.01      91.15          451      89.48
Closed-end Seconds              5,085,992.60       8.85           53      10.52



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

CURRENT BALANCE:
Less Than  =         0.00                0.00       0.00            3      0.60
     0.01  -    10,000.00           44,432.04       0.08           12      2.38
10,000.01  -    20,000.00          260,775.78       0.45           16      3.17
20,000.01  -    30,000.00        1,010,927.79       1.76           39      7.74
30,000.01  -    40,000.00        1,230,219.73       2.14           35      6.94
40,000.01  -    50,000.00        2,487,585.32       4.33           54     10.71
50,000.01  -    60,000.00        1,568,812.66       2.73           28      5.56
60,000.01  -    70,000.00        1,759,407.11       3.06           27      5.36
70,000.01  -    80,000.00        1,644,284.80       2.86           22      4.37
80,000.01  -    90,000.00        1,546,886.69       2.69           18      3.57
90,000.01  -   100,000.00        1,646,251.43       2.86           17      3.37
Greater Than   100,000.00       44,274,351.26      77.03          233     46.23


COLLATERAL VALUE:
   57,353  -   100,000              48,750.00       0.08            1      0.20
  100,001  -   200,000              21,500.00       0.04            1      0.20
  200,001  -   300,000           5,446,115.80       9.48          114     22.62
  300,001  -   400,000           7,593,534.39      13.21          132     26.19
  400,001  -   500,000           4,045,025.51       7.04           41      8.13
  500,001  -   600,000           3,303,582.06       5.75           23      4.56
  600,001  -   700,000           4,441,305.57       7.73           32      6.35
  700,001  -   800,000           3,841,755.24       6.68           24      4.76
  800,001  -   900,000           4,213,737.26       7.33           23      4.56
  900,001  - 1,000,000           3,634,098.95       6.32           19      3.77
1,000,001  - 1,100,000           2,172,925.37       3.78           12      2.38
1,100,001  - 1,200,000           2,716,033.68       4.73           13      2.58
1,200,001  - 1,300,000           3,563,093.38       6.20           17      3.37
1,300,001  - 1,400,000           1,644,627.43       2.86            8      1.59
1,400,001  - 1,500,000           1,548,732.86       2.69            7      1.39
Greater Than 1,500,000           9,239,117.11      16.08           37      7.34


LOAN RATE:
 5.88  -  6.00                  30,891,759.81      53.75          239     47.42
 6.51  -  7.00                     532,410.03       0.93            3      0.60
 7.51  -  8.00                      68,148.65       0.12            1      0.20
 8.01  -  8.50                     713,032.15       1.24           14      2.78
 8.51  -  9.00                     871,385.88       1.52           11      2.18
 9.01  -  9.50                   1,640,282.07       2.85           15      2.98
 9.51  - 10.00                   1,258,164.05       2.19           19      3.77
10.01  - 10.50                   3,804,835.27       6.62           33      6.55
10.51  - 11.00                   5,209,882.16       9.06           41      8.13
11.01  - 11.50                   3,686,400.65       6.41           36      7.14
11.51  - 12.00                   3,342,249.65       5.82           39      7.74
12.01  - 12.50                   2,158,832.59       3.76           24      4.76
12.51  - 13.00                   2,830,125.99       4.92           24      4.76
13.01  - 13.50                     403,663.15       0.70            4      0.79
13.51  - 13.75                      62,762.51       0.11            1      0.20



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

MARGIN (HELOC ONLY):
Less Than =  0.50                2,307,720.63       4.41           34      7.54
0.51  -  1.00                    2,966,227.35       5.66           24      5.32
1.01  -  1.50                    1,766,008.93       3.37           17      3.77
1.51  -  2.00                    4,932,422.27       9.42           42      9.31
2.01  -  2.50                   10,475,089.72      20.00           70     15.52
2.51  -  3.00                    7,930,770.06      15.14           58     12.86
3.01  -  3.50                    5,150,974.72       9.83           44      9.76
3.51  -  4.00                    4,922,411.73       9.40           55     12.20
4.01  -  4.50                    4,819,896.00       9.20           44      9.76
4.51  -  5.00                    5,402,917.46      10.31           51     11.31
5.01  -  5.50                      917,018.21       1.75            9      2.00
5.51  -  6.00                      510,445.50       0.97            2      0.44
6.01  -  6.25                      286,039.43       0.55            1      0.22


MAX INT RATE (HELOC ONLY):
18.00                           52,387,942.01     100.00          451    100.00


NEXT RESET (HELOC ONLY):
2                               27,673,605.15      52.82          249     55.21
3                                7,535,150.81      14.38           66     14.63
4                               12,343,365.33      23.56           96     21.29
5                                4,835,820.72       9.23           40      8.87


COMBINED LTV:
27.78  -  30.00                    207,012.87       0.36            1      0.20
30.01  -  40.00                    469,618.49       0.82            2      0.40
40.01  -  50.00                  1,497,955.98       2.61            9      1.79
50.01  -  60.00                  3,346,639.30       5.82           19      3.77
60.01  -  70.00                  7,191,563.20      12.51           52     10.32
70.01  -  80.00                 20,037,765.51      34.86          144     28.57
80.01  -  90.00                 14,074,412.63      24.49          154     30.56
90.01  - 100.00                 10,648,966.63      18.53          123     24.40


FICO SCORE:
Less Than =   0                    217,307.63       0.38            4      0.79
601  - 650                       5,327,575.95       9.27           45      8.93
651  - 700                      24,874,141.53      43.28          219     43.45
701  - 750                      19,193,393.67      33.39          165     32.74
751  - 796                       7,861,515.83      13.68           71     14.09


ORIGINAL TERM:
180                             42,896,932.08      74.64          362     71.83
300                             14,577,002.53      25.36          142     28.17


DRAW TERM (HELOC ONLY):
60                              37,450,869.80      71.49          303     67.18
180                             14,937,072.21      28.51          148     32.82


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

REMAINING TERM:
169  - 170                               0.00       0.00            1      0.20
171  - 176                      16,782,577.33      29.20          145     28.77
177  - 182                      26,114,354.75      45.44          216     42.86
285  - 290                          48,519.96       0.08            1      0.20
291  - 296                       4,529,678.81       7.88           54     10.71
297  - 299                       9,998,803.76      17.40           87     17.26


SEASONING:
Less Than =   0                  3,917,450.00       6.82           40      7.94
 1  -   3                       32,195,708.51      56.02          263     52.18
 4  -   6                       17,555,591.44      30.55          151     29.96
 7  -   9                        3,756,664.70       6.54           48      9.52
10  -  11                           48,519.96       0.08            2      0.40


DELINQUENT:
Current                          57,473,934.61     100.00          504    100.00


INDEX:
Prime Rate                       52,387,942.01      91.15          451     89.48
Fixed Rate                        5,085,992.60       8.85           53     10.52


AMORTIZATION:
Fully Amortizing                 54,421,638.42      94.69          477     94.64
Balloon                           3,052,296.19       5.31           27      5.36


PROPERTY TYPE:
Single Family                    43,400,287.23      75.51          374     74.21
PUD                               9,239,301.21      16.08           81     16.07
Condominium                       1,882,269.25       3.27           25      4.96
2 Units                           1,007,869.46       1.75            8      1.59
4 Units                           1,003,195.55       1.75            6      1.19
3 Units                             941,011.91       1.64           10      1.98


PURPOSE:
Cash Out Refinance               47,775,365.97      83.13          408     80.95
Purchase                          6,880,330.36      11.97           67     13.29
Rate/Term Refinance               2,818,238.28       4.90           29      5.75


OCCUPANCY:
Primary                          55,137,396.04      95.93          471     93.45
Non-owner                         1,901,503.11       3.31           29      5.75
Second Home                         435,035.46       0.76            4      0.79



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

DOCUMENTATION:
No Employment/Income             27,991,999.38      48.70          195     38.69
Full Documentation               26,228,647.49      45.64          278     55.16
No Ratio                          2,513,045.17       4.37           22      4.37
EZ Documentation                    740,242.57       1.29            9      1.79



STATE:
Arizona                             562,325.71       0.98            5      0.99
California                       51,705,440.47      89.96          455     90.28
Colorado                            592,936.92       1.03            3      0.60
Delaware                            174,115.15       0.30            1      0.20
District of Columbia                158,000.00       0.27            1      0.20
Florida                             223,897.05       0.39            3      0.60
Georgia                             260,293.01       0.45            3      0.60
Idaho                               442,372.75       0.77            1      0.20
Maryland                             41,876.06       0.07            1      0.20
Massachusetts                       737,883.69       1.28            5      0.99
Nevada                              371,118.15       0.65            2      0.40
New Jersey                          306,814.91       0.53            3      0.60
New Mexico                          371,180.97       0.65            2      0.40
New York                            197,140.52       0.34            1      0.20
Oregon                              588,193.36       1.02            5      0.99
Utah                                167,206.13       0.29            4      0.79
Washington                          573,139.76       1.00            9      1.79




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.